SCHEDULE 14C INFORMATION


               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No. 1)


Check the appropriate box:

     X      Preliminary Information Statement

    /_/ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

    /_/     Definitive Information Statement

                         GLAS-AIRE INDUSTRIES GROUP LTD.
          -------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

     X      No fee required

    /_/     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11


               (1)  Title of each  class  of  securities  to  which  transaction applies:
                    ------------------------------------------------------------

               (2)  Aggregate number of securities to which transaction applies:

                    ------------------------------------------------------------

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                    ------------------------------------------------------------

               (4)  Proposed maximum aggregate value of transaction:
                    ------------------------------------------------------------

               (5)  Total fee paid:
                    ------------------------------------------------------------

    /_/ Fee paid previously with preliminary materials.

    /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:
                    ------------------------------------------------------------

               (2)  Form, Schedule or Registration Statement No.:
                    ------------------------------------------------------------

               (3)  Filing Party:
                    ------------------------------------------------------------

               (4)  Date Filed:
                    ------------------------------------------------------------

                         GLAS-AIRE INDUSTRIES GROUP LTD.
                           145 Tyee Drive, Suite 1641
                         Point Roberts, Washington 98281


                         NOTICE OF ACTION TO BE TAKEN BY
                                THE SHAREHOLDERS


                                SEPTEMBER 6, 2006


To The Shareholders of Glas-Aire Industries Group Ltd.

         ALC Holdings, LLC, Craig Grossman, and Linda Kwan (collectively, the "Majority Shareholders") are the holders of a total of 4,353,618 shares or approximately 74% of the total issued and outstanding stock of Glas-Aire Industries Group, Ltd., a Nevada corporation (the "Company"). The Majority Shareholders intend to adopt the following resolutions by written consent in lieu of a meeting pursuant to the General Corporation Law of the State of Nevada.


     1. Authorize the officers and directors of the Company to cause the Company to amend its Articles of Incorporation in order to effect a one for 3.75 reverse stock split of all issued and outstanding common stock of the Company for shareholders of record on the date such amendment is recorded.


     2. Authorize the officers and directors of the Company to cause the Company to amend its Articles of Incorporation in order to increase the number of authorized shares of common stock from 30,000,000, par value $0.01 to 100,000,000, par value $0.001.

     3. Authorize the officers and directors of the Company to cause the Company to amend its Articles of Incorporation to change the Company's name from Glas-Aire Industries Group Ltd. to Environmental Service Professionals, Inc. upon the closing of that certain definitive stock purchase agreement (the "SPA"), effective as of July 1, 2006, by and between the Company and Pacific Environmental Sampling, Inc., a California corporation ("ESP").

     4. Ratify, affirm, and approve entry by the Company into a letter of intent with ESP and Mr. Craig Grossman pursuant to which the Company and ESP will enter into a twelve month consulting agreement (the "Agreement") with Mr. Craig Grossman upon the closing of the SPA, ratify, affirm, and approve the terms of the SPA which concern the Agreement, and authorize the Chief Executive Officer to cause the Company to enter into the Agreement in such form as the Chief Executive Officer approves, provided the Agreement contains substantially the same terms as the LOI.


   Craig Grossman, Chief Executive Officer, President, and Corporate Secretary

                                   -----------

           WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

                                   -----------

                         GLAS-AIRE INDUSTRIES GROUP LTD.
                           145 Tyee Drive, Suite 1641
                         Point Roberts, Washington 98281



                                SEPTEMBER 6, 2006


                               SHAREHOLDERS ACTION


         The Majority Shareholders submitted their consents to the shareholder resolutions described in this Information Statement on or about August 23, 2006, to be effective on the later of October 2, 2006 or satisfaction by the Company of all applicable filing and notification requirements of the Securities and Exchange Commission. As of August 23, 2006, the Majority Shareholders held of record 4,353,618 shares of the Company's common stock, par value $0.01 per share, or approximately 74% of the total issued and outstanding common stock of the Company. The remaining outstanding shares of common stock are held by several hundred other shareholders.


         The Majority Shareholders consist of ALC Holdings, LLC, a limited liability company owned and controlled by Craig Grossman and Linda Kwan, Craig Grossman, the Chairman, Chief Executive Officer, President, and Corporate
Secretary of the Company, and Linda Kwan, the Chief Financial Officer of the Company. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS."


         Holders of the common stock of record as of September 7, 2006 are entitled to submit their consent to the shareholder resolutions described in this Information Statement, although no shareholder consents other than that of the Majority Shareholders are required to be submitted in order for the resolution to be adopted. The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholders will consent to all of the shareholder resolutions described in this Information Statement. Other shareholders who desire to submit their consents must do so by October 9, 2006 and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to adopt the resolutions described in this Information Statement. Nevada law does not require that the proposed transaction be approved by a majority of the disinterested shareholders. A total of 5,881,735 shares of common stock will be entitled to vote on the Company's proposed transactions described in this Information Statement.



                        THE COMPANY AND THE TRANSACTIONS


THE COMPANY


         The Company has its executive offices at 145 Tyee Drive, Suite 1641, Point Roberts, Washington 98281, and its telephone number is (360) 447-0210.

PROPOSED SHAREHOLDER ACTIONS

         As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS, the Company proposes to file two amendments to its Articles of Incorporation. The first amendment will be filed by the Company prior to the closing of that certain definitive stock purchase agreement (the "SPA"), effective as of July 1, 2006, by and between the Company and Pacific Environmental Sampling, Inc., a California corporation ("ESP") in order to (i) effect a one for 3.75 reverse stock split of all issued and outstanding common stock of the Company for shareholders of record on the date such amendment is recorded and (ii) increase the number of authorized shares of the Company's common stock from 30,000,000, par value $0.01 to 100,000,000, par value $0.001
(collectively, the "First Amendment"). The Board of Directors of the Company voted unanimously to implement the First Amendment because the Board of Directors believes that the implementation of the First Amendment will help to facilitate the Company's planned business combination, as described herein, with ESP and that an increase to the number of authorized shares of the Company's common stock will allow the Company to grow its business in the future.

         The second amendment will be filed by the Company upon the closing of the SPA in order to change the Company's name from Glas-Aire Industries Group Ltd. to Environmental Service Professionals, Inc. (the "Second Amendment"). The Board of Directors of the Company voted unanimously to implement the Second Amendment because the Board of Directors believes that after the Company's planned business combination with ESP the name Environmental Service Professionals, Inc. will more accurately reflect the nature of the Company's business.

         The Company is not expected to experience a material tax consequence as a result of the First Amendment or the Second Amendment. Increasing the number of authorized shares of the Company's common stock may, however, subject the Company's existing shareholders to future dilution of their ownership in the Company.

         The Company also proposes to ratify, affirm, and approve (i) entry by the Company into a letter of intent with ESP and Mr. Craig Grossman pursuant to which the Company and ESP will enter into a twelve month consulting agreement (the "Agreement") with Mr. Craig Grossman upon the closing of the SPA, and (ii) ratify, affirm, and approve the terms of the SPA which concern the Agreement, and (iii) authorize the Chief Executive Officer to cause the Company to enter into the Agreement in such form as the Chief Executive Officer approves, provided the Agreement contains substantially the same terms as the LOI. The Company believes that the retention of Mr. Craig Grossman as a consultant to the Company will help the Company to expand its business after its business combination with ESP as the Agreement provides for Mr. Grossman to use his best efforts during the term of the Agreement to establish and supervise the operation of ESP's branch offices in the State of Washington, as well as to refer prospective purchasers of franchises to ESP for the sale of franchises in all territories where ESP is legally permitted to sell them.

STOCK PURCHASE AGREEMENT WITH ESP

         Effective as of July 1, 2006, on or about August 15, 2006, the Company and ESP entered into the SPA to effect a reverse merger between the companies (the "Reorganization") which will result in a share exchange such that ESP will become a wholly owned subsidiary of the Company and the shareholders of ESP will become the controlling shareholders of the Company. Pursuant to the Reorganization, the Company will effect a one for 3.75 reverse stock split and thereafter issue 14,625,000 shares of the Company's common stock to ESP in consideration for 14,625,000 shares of ESP's common stock. ESP will then distribute the 14,625,000 shares of the Company's common stock to its existing shareholders in consideration for the redemption of all (i.e. 14,625,000 shares) of the outstanding voting stock of ESP. The Company will thereafter issue additional shares of its common stock and common stock purchase warrants in a subsequent exchange offer with investors who are currently participating in private placements of common stock and common stock purchase warrants by ESP.

         Upon completion of the Reorganization and private placements currently being made by ESP, assuming ESP raises the maximum of $3,004,500 in its private placements (not including ESP's right to raise up to an additional $100,000) and not including the exercise of any stock options or warrants, the Company expects to have a total of approximately 19,418,463 shares of its common stock outstanding. The Company's Board of Directors unanimously approved the Reorganization. Approval of the Reorganization by the Company's shareholders is not required under the Company's Articles of Incorporation, Company's bylaws, or the Nevada Revised Statues.

         ESP is a California corporation that was formed in May 2002 to engage in the business of providing limited mold and allergen survey services for single family and multi-tenant residential and commercial buildings. ESP is both federally registered and highly regulated, and serves as a franchisor of environmental sampling companies which potentially operate throughout North America. ESP received its initial license to sell franchises in the State of California in November 2002 from state and federal commissions, and has continually renewed the license every year. ESP now has the right to sell franchises in 41 states.


ADDITIONAL INFORMATION


         Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company's Form 10-KSB annual report and its Form 10-QSB quarterly reports. Copies of the Company's Form 10-KSB for its fiscal year ending December 31, 2005, as well as the Company's Form 10-QSB for the quarters ending March 31, 2006 and June 30, 2006 are available upon request to: Craig Grossman, Corporate Secretary, Glas-Aire Industries Group Ltd., 145 Tyee Drive, Suite 1641, Point Roberts, Washington 98281.


   SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of August 17, 2006 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each of the Company's directors and executive officers, and (iii) all officers and directors of the Company as a group. Except as otherwise listed below, the address of each person is c/o Glas-Aire Industries Group Ltd., 145 Tyee Drive, Suite 1641, Point Roberts, Washington 98281.

     NAME AND TITLE                                    NUMBER OF SHARES                 PERCENTAGE
   OF BENEFICIAL OWNER                               BENEFICIALLY OWNED(1)              OWNERSHIP
   -------------------                               ---------------------              ----------
    Craig Grossman                                     2,925,613(2)(3)                    49.7%
     Chairman, President,
     Chief Executive Officer and Secretary

    Linda Kwan                                         2,885,333(2)                       49.1%
     Chief Financial Officer

    Directors and executive officers
     as a group (2 persons)                            4,353,618(2)                       74.0%

--------------------------
     (1) Unless otherwise indicated and subject to applicable community property laws, to the Company's knowledge each stockholder named in the table possesses sole voting and investment power with respect to all shares of Common Stock, except for those owned jointly with that person's spouse. The total number of issued and outstanding shares and the total number of shares owned by each person is calculated as of August 17, 2006.

     (2) Includes 1,457,328 shares which are owned by ALC Holdings, LLC, a limited liability company owned and controlled by Craig Grossman and Linda Kwan.

     (3) Does not include options to purchase 10,000 shares of the Company's Common Stock granted to Craig Grossman on November 4, 2001 and options to purchase 10,000 shares of the Company's Common Stock granted to Craig Grossman on April 1, 2003, which options will be cancelled upon the closing of the SPA.



                                   MANAGEMENT

         The following table lists the names and ages of the executive officers and directors of the Company. The director was elected on March 24, 2003 and will continue to serve until the next annual shareholders meeting or until his successors is elected and qualified. All officers serve at the discretion of the Board of Directors.

    NAME                  AGE     POSITION WITH THE COMPANY
    ---------------       ---     -------------------------------------
    Craig Grossman        43      Chief Executive  Officer,  President,
                                  Corporate  Secretary, and Chairman

    Linda Kwan            60      Chief Financial Officer

-------------------------

          Craig Grossman, age 43, has served as a director of the Company since May 21, 1999. From September 12, 2001 until December 4, 2001, Mr. Grossman served as the acting President of the Company. On December 4, 2001, the board of directors appointed Mr. Grossman the Chief Executive Officer and President of the Company. In 2003, he assumed the position of Corporate Secretary of the Company. From 1999 to the present Mr. Grossman has been the President of Allied Conservancy Group, Inc., a private hedge fund. Since 1999, Mr. Grossman has served as the managing partner of Tallman Gulch Development Group, LLC, an investment group funding a 500-acre residential land development in Douglas County, Colorado. From 1993 to 2001, he served as the Vice President of Saddleback Mountain Development, an investment group funding an 1800-acre residential development in Evergreen, Colorado. From 1998 to 1999, Mr. Grossman served as the Chief Executive Officer of On-line Mortgage Service, a licensed retail mortgage broker doing business in 11 states. From 1994 to 1995, Mr. Grossman also served as the President and a Director of Regency Affiliates, Inc.

         Linda Kwan, age 60, was appointed as the Chief Financial Officer of the Company in 2001. In 1996 she assumed the position of Controller. From 1995 until 1996 she had served as the Accounting Manager. Mrs. Kwan is a member of the Certified Management Accountants of Canada. From 1992 to 1995, Mrs. Kwan operated as a private consultant, providing accounting consulting services to small businesses and individuals. From 1983 to 1992, Ms. Kwan worked with York-Hanover Developments, Ltd., a large real estate developer located in Toronto. While with York-Hanover, Mrs. Kwan held a number of positions eventually rising to the position of Corporate Controller with responsibility for the entire firm's accounting functions. Mrs. Kwan graduated from Hong Kong Technical College with a degree in commercial business and accounting.

         Under the Nevada General Corporation Law and the Company's Articles of Incorporation, as amended, the Company's directors will have no personal liability to the Company or its stockholders for monetary damages incurred as the result of the breach or alleged breach by a director of his "duty of care". This provision does not apply to the directors' (i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (iii) approval of any transaction from which a director derives an improper personal benefit, (iv) acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders, (v) acts or omissions that constituted an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders, or
(vi) approval of an unlawful dividend, distribution, stock repurchase or redemption. This provision would generally absolve directors of personal liability for negligence in the performance of duties, including gross negligence.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

BOARD COMMITTEES

         During the fiscal year ended December 31, 2005, the board of directors held one regular meeting. All directors attended 100% of all meetings of the board.

         As of August 17, 2006, the Company's board of directors had no audit, compensation, nominating, or other committees. Management is not certain when such committees will be formed, but the formation of an Audit Committee in compliance with the Sarbanes Oxley Act of 2002 is a prerequisite to being a current reporting company with the Securities and Exchange Commission and having the Company's Common Stock accepted for trading on the OTC Bulletin Board or NASDAQ Market.

         The board of directors will perform the functions of the compensation committee and a nominating committee until such committees are established by the board of directors.

COMPENSATION OF DIRECTORS

         Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Based on copies of such reports furnished to the Company, there were no reportable untimely filings under Forms 3, 4 or 5 by persons subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, during the last fiscal year.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table and notes set forth the annual cash compensation paid to Craig Grossman, the current President, Chief Executive Officer, and Corporate Secretary of the Company, by Glas-Aire Industries Group Ltd., a Nevada corporation during its fiscal years ended December 31, 2005, 2004, and 2003 respectively. No other executive officer received compensation in excess of $100,000 in any such year.


                                               ANNUAL COMPENSATION                     LONG-TERM
                                               -------------------                    COMPENSATION
                                                                                        AWARDS
                                                                                      -----------
                                                                                      SECURITIES
                              FISCAL                              OTHER ANNUAL        UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR    SALARY(1)      BONUS       COMPENSATION         OPTIONS         COMPENSATION(4)
---------------------------    ----    ---------      -----       ------------         -------         ---------------
Craig Grossman                 2005        - 0 -        - 0 -            - 0 -              - 0 -               - 0 -
  President, Chief             2004   $ 74,458          - 0 -        $ 2,850                - 0 -               - 0 -
  Executive Officer, Chief     2003   $213,000          - 0 -        $11,400(1)          10,000(3)              - 0 -
  Financial Officer, and                                             $ 6,250(2)
  Corporate Secretary

 ----------------

     (1) Mr. Grossman received $11,400 as a vehicle allowance under his employment agreement with the Company.

     (2) Represents 8,108 shares of Common Stock valued at $5,000 based upon the trading value of the Company's Common Stock on the date of issuance and $1,250 paid in cash to Mr. Grossman in consideration for his services as a director of the Company.

     (3) On April 1, 2003, Mr. Grossman was granted 10,000 common stock options at an exercise price of $0.75 per share in consideration for his services as a director of the Company. The options vested on April 1, 2003 and are exercisable until March 31, 2008. These options will be cancelled upon the closing of the SPA.

     (4) Does not include 1,220,000 shares of the Company's common stock which were issued to Mr. Grossman in April 2006 as a management fee or 1,220,000 shares of the Company's common stock which were issued to Linda Kwan, the Chief Financial Officer of the Company, in April 2006 as a management fee.

EMPLOYMENT AGREEMENTS

         The Company has not entered into any employment agreements with its executive officers to date, other than an employment agreement between Mr. Craig Grossman, the Chief Executive Officer, President, and Corporate Secretary of the Company, and the Company and an employment agreement between Mr. Craig Grossman and the Company's Canadian operating subsidiary Glas-Aire Industries Ltd., both of which employment agreements were terminated on September 3, 2003.

OPTIONS GRANTED IN LAST FISCAL YEAR

         No options to purchase common stock of the Company were granted to the Company's executive officers during the fiscal year ending December 31, 2005.


FISCAL YEAR-END OPTION EXERCISES AND OPTION VALUES

         The following table sets forth information with respect to options to purchase common stock of the Company held by the Company's executive officers at December 31, 2005.


                                                               NUMBER OF UNEXERCISED                 VALUE OF UNEXERCISED
                                                                  OPTIONS HELD AT                    IN-THE-MONEY OPTIONS
                                                               DECEMBER 31, 2005(2)                 AT DECEMBER 31, 2005(3)
                                                               --------------------                 -----------------------
                               SHARES
                              ACQUIRED
                               UPON         VALUE
NAME                          EXERCISE    REALIZED(1)     EXERCISABLE       UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
----                          --------    -----------     -----------       -------------       -----------       -------------
Craig Grossman                  -0-           -0-           20,000               -0-             ($17,100)             -0-
  Chief Executive Officer,
  President, and Corporate
  Secretary

---------------------------

(1) The value realized is the difference between the market price of the common stock on the date of exercise and the exercise price of the stock option.

(2)  These options will be cancelled upon the closing of the SPA.

(3) The value of unexercised "in-the-money" options is the difference between the market price of the common stock on December 31, 2005 ($0.02 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Upon the closing of the SPA, the Company and ESP will enter into a twelve month consulting agreement (the "Agreement") with Mr. Craig Grossman. Pursuant to the Agreement Mr. Grossman will receive warrants to purchase 500,000 shares of the Company's common stock exercisable for a period of five years from the date of issuance at an exercise price of $0.75 per share. Additionally, ESP will pay Mr. Grossman a consulting fee equal to $6,000 per month, provide health insurance to Mr. Grossman during the term of the Agreement, pay Mr. Grossman a referral fee equal to 8% of all initial franchise fees paid to ESP by franchisees referred to ESP by Mr. Grossman during the term of the Agreement, and give Mr. Grossman the option to purchase any of the branch offices established by him in any one county of his choice in the State of Washington. In consideration for the compensation to be paid by ESP and the Company to Mr. Grossman, Mr. Grossman will use his best efforts during the term of the Agreement to establish and supervise the operation of ESP's branch offices in the State of Washington, as well as refer prospective purchasers of franchises to ESP for the sale of franchises in all territories where ESP is legally permitted to sell them.


                              INDEPENDENT AUDITORS

         Chang G. Park, CPA, independent certified public accountants ("Park") is the Company's principal auditing accountant firm, replacing Dale Matheson Carr-Hilton LaBonte Chartered Accountants ("DMCGL") on August 8, 2006. Both CPA firms have provided other non-audit services to the Company. The Board of Directors approved the engagement of Park before Park rendered audit and non-audit services to the Company.

AUDIT FEES

         Park billed the Company $15,000 for the following professional services: audit of the annual financial statements of the Company for the fiscal years ended December 31, 2004 and December 31, 2005. DMCGL billed the Company $5,900 during the fiscal year ended December 31, 2004 as a deposit toward the audit of the annual financial statements of the Company for the fiscal year ended December 31, 2003. DMCGL did not complete the audit.

         Park billed the Company $1,800 for review of the interim financial statements for the period ended March 31, 2006, $5,400 for review of the interim financial statements for the periods ended March 31, 2005, June 30, 2005, and September 30, 2005 and $6,800 for review of the interim financial statements for the periods ended March 31, 2004, June 30, 2004, and September 30, 2004.

AUDIT RELATED FEES

         Neither Park nor DMCGL billed the Company for any audit related fees during the fiscal years ended December 31, 2005 and 2004, which are not reported in the above paragraph.

TAX FEES

         Park has not yet provided tax return preparation services for the Company for the fiscal years ended December 31, 2005 and December 31, 2004, and therefore has not billed the Company for those services. DMCGL did not perform any tax preparation service for the Company for the fiscal years ended December 31, 2005 and December 31, 2004, and therefore did not bill the Company any amounts for those services.

ALL OTHER FEES

         Neither Park nor DMCGL billed the Company for any other fees during the fiscal years ended December 31, 2005 and 2004.


                 SHAREHOLDER PROPOSALS AND NOMINATING PROCEDURES

         Any proposal  that a  shareholder  intends to present at the  Company's
2007 Annual Meeting should have been received at the Company's principal executive office not later than April 3, 2007. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the Secretary of the Company.

         Nominations for directors to be elected at the 2007 Annual Meeting, other than those made by the Board of Directors, should have been submitted to the Secretary of the Company no later than April 3, 2007. The nomination should include the full name of the nominee and a description of the nominee's background in compliance with Regulation S-K of the reporting rules of the Securities and Exchange Commission.


                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO CRAIG GROSSMAN, SECRETARY OF THE COMPANY, AT GLAS-AIRE INDUSTRIES GROUP LTD., 145 TYEE DRIVE, SUITE 1641, POINT ROBERTS, WASHINGTON 98281, TELEPHONE (360) 447-0210, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE.

                                    EXHIBIT A
                      LETTER OF INTENT WITH CRAIG GROSSMAN

                      Pacific Environmental Sampling, Inc.
                     1701 North Palm Canyon Drive, Suite 100
                         Palm Springs, California 92262
                            Telephone: (760) 325-4171
                            Facsimile: (760) 325-5667
 ------------------------------------------------------------------------------

                                   May 1, 2006

Via Email and U.S. Mail
cgrossman@pointbob.net

Mr. Craig Grossman
Point Roberts, Washington 98281


     Re: Letter of Intent Regarding Engagement of Craig Grossman as a Consultant


Dear Mr. Grossman:

     Pacific Environmental Sampling, Inc. dba Environmental Sampling Professionals, Inc., a California corporation ("ESP") is considering a business combination with Glas-Aire Industries Group, Ltd., a Nevada corporation ("GLAR") pursuant to which it would purchase 14,625,000 shares of common stock of GLAR (the "Stock") in consideration for the assumption of certain liabilities of GLAR, 100% of the outstanding capital stock of ESP, and certain covenants of the parties, as provided in a separate agreement between GLAR, Craig Grossman ("CG") and ESP (the "Transaction"). This letter of intent ("LOI") is intended to serve as an outline of the proposed principle terms and conditions regarding a consulting arrangement between ESP and CG, and is subject to the execution and closing of a definitive stock purchase agreement for the Transaction ("Definitive Purchase Agreement") among the parties.


1. CONSULTING AGREEMENT. Provided that the Transaction closes (the "Closing"), in consideration for consulting services to be performed by CG for ESP after the Closing as described in Paragraph 2 of this LOI, effective commencing on the Closing, ESP agrees to (a) cause GLAR to issue to CG 500,000 warrants to purchase 500,000 shares of GLAR's common stock, exercisable for a period of five years at an exercise price of $0.75 per share, subject to customary adjustments for stock splits, stock dividends and similar transactions after the Closing, (b) pay CG a consulting fee of $6,000 per month for a period of 12 months after the Closing for the consulting services described in Paragraph 2 of this LOI (the "Consulting Period"), (c) provide health insurance to CG during the Consulting Period that is comparable to the health insurance policy made available to officers of ESP, (d) pay to CG a referral fee equal to 8% of all initial franchise fees paid to ESP in cash that CG sells during the Consulting Period, provided CG complies with standard procedures outlined by management of ESP for all marketing officers, and (e) give to CG an option to purchase the branch offices established by CG during the Consulting Period in one county encompassing one county of his choice in the State of Washington selected by him anytime within the term of the consulting agreement or within 30 days after the end of the Consulting Period at the price in effect at the commencement of the Consulting Agreement details of which will be specified in the final consulting agreement. The branch will operate in accordance with ESP's standard branch agreement.

Craig Grossman
May 1, 2006
Page 2 of 2
------------------------------------------------------------------------------

2. CONSULTING SERVICES. In consideration for the payments made and benefits conferred upon CG pursuant to Paragraph 1 of this LOI, CG agrees to utilize his best efforts during the Consulting Period to (a) establish and supervise the operation of ESP branch offices in the State of Washington, and (b) refer purchasers of ESP franchises to ESP for the sale of franchises in all territories where ESP is legally permitted to sell franchises.

3.   CONFIDENTIALITY.  Any  information,  including  but not  limited  to  data, business information (including customer lists and prospects), technical information, computer programs and documentation, programs, files, specifications, drawings, sketches, models, samples, tools or other data, oral, written or otherwise, (hereinafter called "Information"), furnished or disclosed by one party to the other for the purpose of the contemplated transaction herein, will remain the disclosing party's property until the closing of the Transaction, at which time all such Information will become the property of ESP. All copies of such Information in written, graphic or other tangible form must be returned to the disclosing party immediately upon written request if the transaction contemplated herein is not consummated. Unless such Information was previously known to receiving party free of any obligation to keep it confidential, or has been or is subsequently made public by the disclosing party or a third party, it must be kept confidential by the receiving party, will be used only in performing due diligence for the Transaction, and may not be used for other purposes except upon such terms as may be agreed upon between GLAR and ESP in writing.

         If the foregoing is in accordance with your understanding, please sign this LOI in the space indicated below and return it to us for receipt no later than 6:00 p.m. (Pacific Standard Time) on May 2, 2006 (the "Execution Date"), whereupon this LOI will become a binding obligation between the parties to the extent provided herein, and also send an original executed counterpart of this LOI to us by overnight courier. This LOI will expire unless we received an executed copy by you within the time period provided in the previous sentence.


                              Sincerely,

                              Pacific Environmental Sampling, Inc.



                              By: /s/Edward Torres
                                --------------------------------------
                              Edward Torres, Chief Executive Officer



ACKNOWLEDGED AND AGREED:



By: /s/Craig Grossman
    ----------------------------------------
        Craig Grossman

                                    EXHIBIT B
                            RELEVANT SECTIONS OF SPA

Excerpt of Plan of Reorganization and Stock Purchase Agreement concerning the consulting agreement to be entered into by and among Craig Grossman ("CG"), Environmental Service Professionals, Inc. ("Buyer" or the "Company"), and Glas-Aire Industries Group Ltd. ("GLAR") upon the closing of the Plan of Reorganization and Stock Purchase Agreement:

2.       CONSULTING AGREEMENT.

         On the Closing Date, the Company and CG will enter into a consulting agreement (the "Consulting Agreement") pursuant to which the Company will hire CG as a consultant for a twelve month term for an annual total consulting fee of $72,000. The Consulting Agreement will provide that CG's responsibilities will include the following: CG will utilize his best efforts during the consulting period to (a) establish and supervise the operation of the Company's branch offices in the State of Washington, and (b) refer purchasers of the Company's franchises to the Company for the sale of franchises in all territories where the Company is legally permitted to sell franchises. The Buyer agrees to: (1) cause GLAR to issue to CG 500,000 warrants to purchase 500,000 shares of GLAR's Common Stock, exercisable for a period of five years at an exercise price of $0.75 per share, subject to customary adjustments for stock splits, stock dividends and similar transactions after Closing; (2) pay CG a consulting fee of $6,000 per month for a period of 12 months (the "Consulting Period") after the Closing for the consulting services provided; (3) provide health insurance to CG during the Consulting Period that is comparable to the health insurance policy made available to officers of the Company; (d) pay CG a referral fee equal to 8% of all initial franchise fees paid to the Company in cash that CG sells during the Consulting Period, provided CG complies with standard procedures outlined by management of the Company for all marketing officers; and (e) give to CG an option to purchase the branch offices established by CG during the Consulting Period in one county of his choice in the State of Washington as selected by him anytime within the term of the Consulting Agreement or within 30 days after the end of the Consulting Period at the price in effect when the Consulting Agreement commenced. Further details of this arrangement will be specified in the final Consulting Agreement. The branch will operate in accordance with the Buyer's standard branch agreement.